UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): September 20, 2024

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 20, 2024, XWELL, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals described below.

As of the record date for the Annual Meeting, there were 5,256,024 shares of common stock, par value $0.01 per share, outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 2,957,805 (56.3%) of the total outstanding shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: The following four nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders or until his or her respective successors have been duly elected and qualified, or until his or her earlier resignation or removal, having received the following votes:

Name	For	Withheld	Broker Non-Votes
Bruce T. Bernstein	1,558,274	387,552	1,011,979
Robert Weinstein	1,561,795	384,031	1,011,979
Gaëlle Wizenberg	1,751,692	194,136	1,011,977
Michael Lebowitz	1,722,334	223,494	1,011,977

As previously reported, on September 5, 2024, subsequent to the filing of the Company’s Definitive Proxy Statement on Schedule 14A, Scott R. Milford resigned as the Company’s Chief Executive Officer, effective as of September 4, 2024, and as a director of the Board and all committees thereto, effective as of September 21, 2024. In connection with Mr. Milford’s resignation from the Board, Mr. Milford’s name was withdrawn as a director nominee for re-election to the Board at the Annual Meeting, and any votes cast with respect to the election of Mr. Milford were not counted for any purpose.

Proposal 2: The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
2,588,500	335,539	33,766	-

Proposal 3: The compensation of the Company’s named executive officers was approved, on an advisory basis, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
1,440,521	478,335	26,971	1,011,978

Proposal 4: The Company’s Tax Benefits Preservation Plan, dated August 16, 2024, between the Company and Equiniti Trust Company, LLC, as Rights Agent, was ratified, having received the following votes:

For	Votes Against	Abstentions	Broker Non-Votes
1,762,495	153,660	29,672	1,011,978

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: September 23, 2024	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer